Exhibit 32(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Zep Inc. (the “Corporation”) for the year ended August 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Executive Vice President and Chief Financial Officer of the Corporation, certifies that:

(1)                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Mark R. Bachmann
Mark R. Bachmann
Executive Vice President and Chief Financial Officer
November 1, 2011

[A signed original of this written statement required by Section 906 has been provided to Zep Inc. and will be retained by Zep Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]